Exhibit 10.6

AMENDMENT NO. 4 TO LOAN AND SECURITY Agreement

This AMENDMENT NO. 4 TO LOAN AND SECURITY Agreement (this “Amendment”) is dated effective as of September 30, 2025 and entered into by and among ORION ENERGY SYSTEMS, INC., a Wisconsin corporation (“Company”), GREAT LAKES ENERGY TECHNOLOGIES, LLC, a Wisconsin limited liability company (“Great Lakes”), CLEAN ENERGY SOLUTIONS, LLC, a Wisconsin limited liability company (“Clean Energy”), ORION ASSET MANAGEMENT, LLC, a Wisconsin limited liability company (“Asset Management”), ORION TECHNOLOGY VENTURES, LLC, a Wisconsin limited liability company (“Orion Technology”), and VOLTREK, LLC, a Massachusetts limited liability company (“Voltrek”, and together with the Company, Great Lakes, Clean Energy, Asset Management and Orion Technology, collectively, the “Borrowers”), and BANK OF AMERICA, N.A., a national banking association, as lender (“Lender”). Capitalized terms used herein but not otherwise defined shall have their respective meanings as defined in the Loan Agreement (defined below).

Recitals

WHEREAS, the Borrowers, the Guarantors and the Lender have entered into that certain Loan and Security Agreement dated as of December 29, 2020 (as amended on or prior to the date hereof and as may be further amended, restated, extended, supplemented or otherwise modified, the “Loan Agreement”);

WHEREAS, the Company, Final Frontier, LLC, a Massachusetts limited liability company (“Final Frontier”), and Kathleen M. Connors (“Ms. Connors”) are parties to that certain term sheet dated June 23, 2025 (as amended, restated, supplemented or otherwise modified from time to time on or prior to the Effective Date (defined below), the “Final Frontier Term Sheet”), pursuant to which the Company, Final Frontier and Ms. Connors mutually agreed, among other things, to certain terms and conditions applicable to the payment by the Company of certain agreed and to-be-determined earn-out obligations (the “Final Frontier Earn-Out Obligations”) owing by the Company pursuant to that certain Membership Interest Purchase Agreement, dated as of October 5, 2022, by and among Final Frontier, the members of Final Frontier party thereto and the Company (as amended, restated, supplemented or otherwise modified from time to time on or prior to the Effective Date, the “Final Frontier Purchase Agreement”);

WHEREAS, pursuant to the Final Frontier Term Sheet, the Company is (a) making (i) payments in cash to Final Frontier of a portion of the Earn-Out Obligations in the aggregate amount of $875,000 (the “2024 Earn-Out Obligation”), and (ii) a non-cash payment through the issuance of common Equity Interests in the Company with a value of approximately $1,000,000 to Final Frontier and (b) entering into that certain Senior Subordinated Loan Agreement dated as of the date hereof by and among the Company, as borrower, the other Borrowers, as guarantors, and Final Frontier, as subordinated lender (the “Final Frontier Subordinated Loan Agreement”), as well as certain related “Loan Documents” as defined therein, including, without limitation, (A) solely to the extent incorporated by reference in the Final Frontier Subordinated Loan Agreement, the Final Frontier Term Sheet, and (B) that certain Subordination and Intercreditor Agreement dated as of the date hereof among Final Frontier, the Lender and the Borrowers (the “Final Frontier Subordination Agreement”) (collectively, the “Final Frontier Subordinated Loan Documents”) pursuant to which the Company will provide for the restatement of the Final Frontier Earn-Out Obligations (other than the 2024 Earn-Out Obligations) owing to Final Frontier on a subordinated basis and provide a junior subordinated lien on the assets of the Borrowers in favor of Final Frontier, all pursuant to and in accordance with the Final Frontier Subordinated Loan Documents (the transactions under clause (a) and (b) above, collectively, the “Subject Transactions”); and

WHEREAS, the Obligors have requested that the Lender (a) consent to the Subject Transactions and (b) amendment the Loan Agreement as set forth herein in connection therewith.

AGREEMENT

NOW THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender agree as follows:

1.
CONSENT. Subject to the satisfaction of the conditions set forth in Section 3.1 of this Agreement, and in reliance upon the representations and warranties of each Obligor made herein, the Lender hereby consents, on a limited and one-time basis, to the Borrowers entering into the Final Frontier Subordinated Loan Documents and granting the Liens on its assets set forth therein (the “Consent”). The Consent shall not be deemed a waiver of or consent to any default under any other terms, covenants or provisions of the Loan Agreement (as amended hereby) or any other Loan Document, or any obligations of the Obligors, other than as expressly set forth above. Such Consent in no manner creates a course of dealing or otherwise impairs the future ability of the Lender to declare a Default or Event of Default under or otherwise enforce the terms of the Loan Agreement (as amended hereby), other than with respect to matters specifically consented to herein. Each Obligor party hereto hereby consents, acknowledges and agrees to the Consent.
2.
AMENDMENTS TO THE LOAN AGREEMENT.
2.1
Loan Agreement Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, effective on and as of the Effective Date, the Loan Agreement is hereby amended as follows:
(a)
Section 1.1 of the Loan Agreement is hereby amended by inserting the following new defined terms therein in alphabetical position:

Amendment No. 4: that certain Amendment No. 4 to Loan and Security Agreement, by and among the Borrowers and the Lender dated as of September 30, 2025.

Amendment No. 4 Effective Date: the “Effective Date” as defined in Amendment No. 4.

Final Frontier: Final Frontier, LLC, a Massachusetts limited liability company

Final Frontier Debt: all Debt and obligations of the Borrowers owing to Final Frontier evidenced by or arising under the Final Frontier Subordinated Loan Documents in an aggregate amount of up to $ 1,387,500; provided that such maximum aggregate amount may be increased in connection with establishing the Finally Determined Obligation (as defined in the Final Frontier Subordinated Loan Agreement) to the extent (a) not in excess of $3,000,000 or (b) consented to in writing by the Lender (such consent not to be unreasonably withheld) promptly following notice of the Finally Determined Obligation Date (as defined in the Final Frontier Subordinated Loan Agreement).

Final Frontier Purchase Agreement: that certain Membership Interest Purchase Agreement, dated as of October 5, 2022, by and among Final Frontier, the members of Final Frontier party thereto, as sellers, and the Company, as buyer, as amended, restated, supplemented or otherwise modified from time to time on or prior to the Effective Date.

Final Frontier Subordinated Loan Agreement: that certain Senior Subordinated Loan Agreement dated as of the Amendment No. 4 Effective Date by and among the

Company, as borrower, the other Borrowers, as guarantors, and Final Frontier, as subordinated lender.

Final Frontier Subordinated Loan Documents: the Final Frontier Subordinated Loan Agreement and the related “Loan Documents” as defined therein, including, without limitation, (A) solely to the extent incorporated by reference in the Final Frontier Subordinated Loan Agreement, the Final Frontier Term Sheet (as defined in Amendment No. 4) and (B) the Final Frontier Subordination Agreement.

Final Frontier Subordination Agreement: that certain Subordination and Intercreditor Agreement dated as of the Amendment No. 4 Effective Date by and among Final Frontier, the Lender and the Borrowers.

(b)
Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the defined term “WAB Credit Card Program” and (ii) amending and restating the defined term “Subordinated Debt” as follows:

Subordinated Debt: the Final Frontier Debt and all other Debt incurred by a Borrower that is expressly subordinate and junior in right of payment to Full Payment of all Obligations, and is on terms (including maturity, interest, fees, repayment, covenants and subordination) satisfactory to Lender.

(c)
Section 10.2.1 of the Loan Agreement is hereby amended by deleting the existing clause (m) and inserting the following in replacement thereof:

(m) the Final Frontier Debt;

(d)
Section 10.2.2 of the Loan Agreement is hereby amended by deleting the existing clause (o) and inserting the following in replacement thereof:

(o) Liens on assets of the Borrowers securing the Final Frontier Debt to the extent such Liens are subject to the Final Frontier Subordination Agreement; and

(e)
Section 10.2.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
10.2.8
Restrictions on Payment of Certain Debt. (a) Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Subordinated Debt, except regularly scheduled payments of principal, interest and fees, but only to the extent (i) permitted under any subordination agreement relating to such Debt or (ii) the Payment Conditions are satisfied with respect thereto; or (b) make any prepayment or redemption, retirement, defeasance or acquisition with respect to other Borrowed Money (other than the Obligations) prior to its due date under the agreements evidencing or governing such Debt as in effect on the Closing Date (or as amended thereafter or incurred with the consent of Lender) except to the extent the Payment Conditions are satisfied with respect thereto.
(f)
Section 11.1 of the Loan Agreement is hereby amended by (i) deleting the word “or” at the end of clause (l) thereof, (ii) replacing the period at the end of clause (m) thereof with the word “; or” and (iii) and inserting the following new clause (n) at the end thereof:

(n) Any material provision of the Final Frontier Subordination Agreement, or any other subordination agreement (including any terms of subordination) relating to any Subordinated Debt, shall for any reason be revoked or invalidated by any Person (other than the Lender), or otherwise cease to be in full force and effect, or any Person (other than the Lender) shall contest in any manner the validity or enforceability thereof or Final Frontier or any subordinated creditor shall deny that it has any further liability or obligation thereunder, or the Obligations, for any reason shall not have the priority contemplated by this Agreement or the Final Frontier Subordination Agreement or any other such subordination agreement.

3.
CONDITIONS.
3.1
Effectiveness. This Amendment shall become effective upon receipt by the Lender of the following in form and substance acceptable to the Lender (the “Effective Date”):
(a)
a duly executed counterpart of this Amendment which, when taken together, bears the authorized signatures of each Obligor and the Lender;
(b)
a duly executed counterpart of the Final Frontier Subordination Agreement;
(c)
a certified copy of the fully executed Final Frontier Subordinated Loan Documents;
(d)
evidence satisfactory to Lender that, upon consummation of the Subject Transactions, Final Frontier and Ms. Connors acknowledge and agree that all outstanding Final Frontier Earnout Obligations are (i) prior to the Finally Determined Obligation Date (as defined in the Final Frontier Subordinated Loan Agreement), evidenced and governed solely by the Final Frontier Purchase Agreement, the Final Frontier Term Sheet and the Final Frontier Subordinated Loan Documents, and (ii) following the Finally Determined Obligation Date, evidenced and governed solely by the Final Frontier Subordinated Loan Documents; and
(e)
copies of such other documents and information as the Lender may reasonably request.
4.
FEES AND EXPENSES. On or prior to the Effective Date, Borrowers shall have paid all reasonable and documented out-of-pocket expenses of Lender in connection with this Amendment and the transactions contemplated hereby (including the reasonable and documented out-of-pocket fees and expenses of counsel to Lender).
5.
REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. In order to induce the Lender to enter into this Amendment, each Obligor that is party to this Amendment represents and warrants to the Lender that the following statements are true, correct and complete as of the Effective Date after giving effect to this Amendment:
5.1
Power and Authority. Each Obligor has all corporate or limited liability company, as applicable, power and authority to enter into this Amendment.
5.2
Corporate Action. The execution and delivery of this Amendment and the performance of the obligations of each Obligor hereunder and under the Loan Agreement have been duly authorized by all necessary corporate or limited liability company, as applicable, action on the part of such Obligor.
5.3
No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment and each Obligor’s performance of this Amendment and the Loan Agreement do not (a)

require any consent or approval of any holders of Equity Interests of such Obligor, other than those already obtained, (b) contravene the Organic Documents of any Obligor, (c) violate or cause a default under any Applicable Law or Material Contract, or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor.
5.4
Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Obligor and is the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally.
5.5
No Default or Event of Default. No event or circumstance has occurred and is continuing that constitutes a Default or Event of Default.
5.6
Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date. Each Borrower represents and warrants that there are currently no Guarantors of the Obligations and that the Borrowers signatory hereto constitute all Obligors.
5.7
Officer's Certificate. Other than with respect to Stay-Lite Lighting, Inc., the organizational documents, resolutions and incumbency certificates attached to that certain Officer's Certificate dated April 22, 2024, delivered by Borrowers to Lender, remain in full force and effect and have not been amended, modified, revoked or, in the case of the resolutions, contradicted by any other resolution.
6.
EFFECT OF AMENDMENT; RATIFICATION. From and after the Effective Date, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.
7.
APPLICABLE LAW.
7.1
THIS AMENDMENT AND ALL CLAIMS, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS
7.2
EACH OBLIGOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER COOK COUNTY, ILLINOIS AND THE NORTHERN DISTRICT OF ILLINOIS, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1. OF THE LOAN AGREEMENT.

8.
NO WAIVER. The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Obligor.
9.
COMPLETE AGREEMENT. This Amendment constitutes a Loan Document and, together with all other Loan Documents, sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.
10.
CAPTIONS; COUNTERPARTS. The headings and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.
11.
REAFFIRMATION. Each Obligor hereby consents this Amendment and the transactions contemplated hereby and hereby confirms its respective pledges, grants of security interests and other obligations (including, with respect to the Guarantors, their guaranty obligations) under the Loan Agreement and each Loan Document to which such Obligor is a party, as applicable, under and subject to the terms of the Loan Agreement and the other Loan Documents, and agrees that, notwithstanding the effectiveness of the Amendment, such pledges, grants of security interests and other obligations, and the terms of the Loan Agreement and the other Loan Documents, are not impaired or affected in any manner whatsoever, except as expressly set forth herein, and shall continue to be in full force and effect and shall also secure all obligations as amended, reaffirmed, increased or otherwise modified pursuant to the Amendment.
12.
RELEASE. For and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Obligor (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Lender and each of its Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Effective Date arising out of, connected with or related in any way to this Amendment, the Loan Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Lender contained therein, or the possession, use, operation or control of any of the assets of each Obligor, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Effective Date. As to each and every claim released hereunder, each Obligor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

[Signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

ORION ENERGY SYSTEMS, INC.

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

GREAT LAKES ENERGY TECHNOLOGIES, LLC

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

CLEAN ENERGY SOLUTIONS, LLC

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

ORION ASSET MANAGEMENT, LLC

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

ORION TECHNOLOGY VENTURES, LLC

By: /s/ Per Brodin

Name: Per Brodin

Title: Chief Financial Officer

VOLTREK, LLC

By: /s/ Per Brodin

Name: Per Brodin

Title: Treasurer and Secretary

Signature Page to Amendment No. 4 to Loan and Security Agreement

LENDER: BANK OF AMERICA, N.A. By: /s/ Jonah Vogt Name: Jonah Vogt Title: Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement